Exhibit 99.1

Trinseo Net Sales by Region and EMEA by Country 2021 Net Sales by Geography1 2021 EMEA* Net Sales by Country2 Aus tria 3% Othe r 2% Be lgium 6% Finland 4% Cze ch Re public 4% France 5% Unite d Kingdom 4% Othe r 12.5% Unite d State s 19% urk e y EM EA* 57% Ne the rlands 4% Sw e de n 5% Spain As ia Pacific 22% Ge rm any 28% 3% Poland 4% Portugal Egypt Hungary Ireland Russia Romania Slovenia Remaining 1.7% 1.2% 1.1% 1.1% 1.0% 0.7% 0.6% 5.2% Italy 9% 2021 Ne t Sale s of $4.8 billion NOT E: Data i s on a conti nui ng operati ons basi s and therefore excl udes the di vested Synthetic Rubber busi ness *EMEA i ncl udes Europe, Middle East and Afri ca 1) Source basi s 2) Desti nati on basi s Other 12.5%